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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported):  March 28, 2001

                            CABLETRON SYSTEMS, INC.
                            -----------------------
              (Exact name of Registrant as Specified in Charter)

          DELAWARE                        0-10228                  04-2797263
------------------------------        ----------------         -------------------
(State or Other Jurisdiction          (Commission File          (I.R.S. Employer
    Of Incorporation)                     Number)              Indentification No.)

           35 Industrial Way, Rochester, NH                           03867
        ----------------------------------------                    ----------
        (Address of Principal Executive Offices)                    (Zip Code)

                                (603) 332-9400
                                --------------
              (Registrant's telephone number including area code)


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ITEM 5. PRESS RELEASE REPORTING FOURTH QUARTER AND FISCAL YEAR END 2001
        FINANCIAL RESULTS

        The attached exhibit contains the Company's press release reporting Cabletron's fourth quarter and fiscal year end 2001 financial results.


                                 EXHIBIT INDEX

Exhibit Number     Description

     2.1 Press release reporting fourth quarter and fiscal year end 2001 financial results.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CABLETRON SYSTEMS, INC.



     Date:  April 6, 2001               By /s/ David J. Kirkpatrick
                                           --------------------------
                                           David J. Kirkpatrick
                                           Executive Vice President and
                                           Chief Financial Officer

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